EXHIBIT 10.2


            RATIFICATION OF SECURITY AND COLLATERAL AGENCY AGREEMENT
                                  AND GUARANTY

      This Ratification of Security and Collateral Agency Agreement and Guaranty (this "Ratification") is made and entered into as of August 10, 2006 (the "Effective Date") by the undersigned Borrowers and Guarantors. Capitalized terms not otherwise defined herein have the meanings given such terms in the Restated Credit Agreement (as defined below).

                                 R E C I T A L S
                                 - - - - - - - -

      1. Borrowers, Administrative Agent, and certain Lenders (herein so called) executed that certain Credit Agreement dated as of August 30, 2004, as amended and restated by the certain Amended and Restated Credit Agreement dated as of August 12, 2005 (such Credit Agreement, as so amended and restated, the "Existing Credit Agreement").

      2. Pursuant to the Existing Credit Agreement, Borrowers executed and delivered to Collateral Agent, or otherwise became a party to, that certain Security and Collateral Agency Agreement dated as of August 30, 2004 (the "Security Agreement").

      3. Pursuant to the Existing Credit Agreement, Guarantors executed and delivered to Collateral Agent that certain Guaranty dated as of August 30, 2004 (the "Guaranty").

      4. Contemporaneously with the execution hereof, Borrowers, Administrative Agent, and Lenders have entered into that certain Second Amended and Restated Credit Agreement dated of even date herewith (the "Restated Credit Agreement") pursuant to which Borrowers, Administrative Agent, and Lenders have amended and restated the Existing Credit Agreement.

      5. As a condition precedent to Administrative Agent's and Lenders' agreement to enter into the Restated Credit Agreement, Administrative Agent and Lenders have required that Borrowers and Guarantors execute this Ratification.

      NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Guarantors hereby agree as follows:

      1. Confirmation and Ratification of Security Agreement. Each Borrower and Guarantor party to the Security Agreement hereby confirms (a) the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers, and privileges existing by virtue of the Security Agreement, (b) that the Obligations include, among other indebtedness, the Obligations under the Restated Credit Agreement and the other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof, and (c) that the liens and security interests in the Collateral created under the Security Agreement secure, among other indebtedness, the Obligations arising under or evidenced by the Restated Credit Agreement and the other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof. The Exhibits to the Security Agreement are still true and correct, except as attached hereto. Each Borrower and Guarantor party to the Security Agreement hereby agree that the Settlement Account is and shall be under the sole dominion and control of the Collateral Agent.

      2. Confirmation and Ratification of Guaranty. Each Guarantor (a) consents and agrees to the execution and delivery of the Restated Credit Agreement, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned by it under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the execution and delivery of

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the Restated Credit Agreement, and (c) confirms that the term "Guaranteed
Obligations" in the Guaranty includes, without limitation, the indebtedness evidenced by the Restated Credit Agreement, and the other Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

      3. Continued Effect. Except to the extent amended or modified hereby, all terms, provisions, and conditions of the Guaranty and the Security Agreement are unchanged, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

      4. Parties Bound. This Ratification shall be binding upon Borrowers and Guarantors and shall inure to the benefit of Administrative Agent, Collateral Agent, and Lenders and their respective successors, permitted assigns, and legal representatives.

      5. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Ratification.

      6. Governing Law. THIS RATIFICATION HAS BEEN PREPARED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF NEW YORK, AND THE SUBSTANTIVE LAWS OF SUCH STATE SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS RATIFICATION.

      7. STATUTORY NOTICE OF FINAL AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                                                                 Ratification of
                                       2         Security Agreement and Guaranty

      Executed and effective as of the Effective Date.

                                  BORROWERS:

                                  AMERICAN HOME MORTGAGE
                                  INVESTMENT CORP.

                                  By:  /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:   Alan B. Horn
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary


                                  AMERICAN HOME MORTGAGE
                                  SERVICING, INC.

                                  By:  /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:   Alan B. Horn
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary


                                  AMERICAN HOME MORTGAGE CORP.

                                  By:      /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:   Alan B. Horn
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary


                                  AMERICAN HOME MORTGAGE
                                  ACCEPTANCE, INC.

                                  By:      /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:   Alan B. Horn
                                      Title:  Executive Vice President, General
                                              Counsel and Secretary


                           Borrower Signature Page to
 Ratification of Security Agreement and Collateral Agency Agreement and Guaranty

                                  GUARANTORS:

                                  AMERICAN HOME MORTGAGE
                                  INVESTMENT CORP.


                                  By:      /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:  Alan B. Horn
                                      Title: Executive Vice President, General
                                             Counsel and Secretary


                                  AMERICAN HOME MORTGAGE
                                  HOLDINGS, INC.


                                  By:      /s/ Alan B. Horn
                                      ------------------------------------------
                                      Name:  Alan B. Horn
                                      Title: Executive Vice President, General
                                             Counsel and Secretary



                           Guarantor Signature Page to
Ratification of Security Agreement and Collateral Agency Agreement and Guaranty